SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 4, 2007

                                Orthodontix, Inc.
             (Exact name of registrant as specified in its charter)

         Florida                     000-27836                  65-0643773
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     (State or other                (Commission                (IRS Employer
     jurisdiction of                File Number)            Identification No.)
      incorporation)

                                 2 Snunit Street
                                  Science Park
                                     POB 455
                              Carmiel, Israel 21000
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               (Address of principal executive offices) (Zip Code)

              1428 Brickell Avenue, Suite 105, Miami, Florida 33131
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          (Former Name or Former Address, if Changed Since Last Report)

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Registrant's telephone number, including area code: (305) 371-4112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.  Changes in Registrant's Certifying Accountant

      On February 4, 2007, the Audit Committee of the Board of Directors of Orthodontix, Inc. (the "Company") approved the decision to engage Kesselman & Kesselman, C.P.A., a member of PricewaterhouseCoopers International Ltd. ("Kesselman & Kesselman"), as the Company's independent registered public accounting firm and the dismissal of Sherb and Company, LLP ("Sherb").

      The reports of Sherb for the fiscal years ended December 31, 2005 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

      There were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sherb would have caused Sherb to make reference to the subject area of the disagreement in connection with its report and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

      The Company has provided Sherb a copy of the above disclosures and has requested that Sherb furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Sherb agrees with the above statements. Pursuant to our request, Sherb has provided the letter attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

16.1     Letter from Sherb and Company, LLP dated February 7, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ORTHODONTIX, INC.
                                          (Registrant)

Date: February 7, 2007                    By:    /s/ David Aviezer
                                                 -------------------------------
                                          Name:  David Aviezer, Ph.D.
                                          Title: President and
                                                 Chief Executive Officer


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